UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 10, 2007

Worldwide Biotech and Pharmaceutical Company
(Exact name of small business issuer as specified in its charter)

Delaware	01-06914	59-0950777
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4 Fenghui South Road, Jie Zuo Mansion, 15th Floor, A10-11501,
Xi’an, Shaanxi, P.R. China, 710075
(Address of principal executive offices)

86-29-88193339
(Registrant telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4: Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant's Certifying Accountant

(a) On August 8, 2007, the Registrant dismissed Zhong Yi (Hong Kong) C.P.A. Company Limited (“Zhong Yi”) as its independent certifying accountant. Zhong Yi had been the independent registered public accounting firm for and audited the consolidated financial statements of the Registrant as of December 31, 2006 and interim reports through the company last 10-QSB for the period ending March 31, 2007. The reports of Zhong Yi on the consolidated financial statements of the Registrant for the past fiscal year contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Registrant ability to continue as a "going concern." The decision to change accountants was approved by the Board of Directors of the Registrant on August 8, 2007.

In connection with the audits for the most recent fiscal years and in connection with Zhong Yi review of the subsequent interim periods through the date of dismissal on August 8, 2007, there have been no disagreements between the Registrant and Zhong Yi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Zhong Yi, would have caused Zhong Yi to make reference thereto in their report on the Registrant  financial statements for these fiscal years.

The Registrant has made the contents of this Form 8-K filing available to Zhong Yi and requested it to furnish a letter to the Securities and Exchange Commission as to whether Zhong Yi agrees or disagrees with, or wishes to clarify the Registrant expression of its views. A copy of Zhong Yi letter to the Commission is included as an exhibit to this filing.

(b) On August 8, 2007, the Company engaged Li & Company, PC of 194 Tamarack Circle, Skillman, NJ 08558, USA to review the consolidated balance sheet as of June 30, 2007 and the related consolidated statements of operations and comprehensive income, stockholders equity, and cash flows (financial statements) for the period then ended. Li & Company, PC will also review the Company’s quarterly financial information for the third quarter ending September 2007. The Company has not consulted with Li & Company, PC regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues.

Section 9: Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
16.1	Letter of Zhong Yi (Hong Kong) C.P.A. Company Limited, dated August 8, 2007 to the Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Worldwide Biotech and Pharmaceutical Company
(Registrant)

Date: August 10, 2007	By: /s/ Wenxia Guo
Wenxia Guo
President and Chief Executive Officer